SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [x] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials

UMB FUND SERVICES, INC
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:
____________________________________________________________________________________
2)  Aggregate number of securities to which transaction applies:
3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)  Proposed maximum aggregate value of transaction:
____________________________________________________________________________________
5)  Total fee paid:
[_] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
____________________________________________________________________________________
      1) Amount previously paid:
____________________________________________________________________________________
      2) Form, Schedule or Registration Statement No.:
____________________________________________________________________________________
      3) Filing Party:
____________________________________________________________________________________
      4) Date Filed:

[buckslip format]

Urgent Proxy Voting Information

The Marsico Funds Special Shareholder Meeting is scheduled for October 12, 2007. As of the date of this reminder mailing, we have not yet received your vote.

Every vote is very important to the outcome of this meeting, so please take a few moments to send us your instructions today.

You may use any of the following easy ways to cast your vote:

1.	By Internet. Follow the instructions on the enclosed ballot to record your vote on our website.

Or

2.	By Touch-tone Phone. Follow the instructions on the enclosed ballot to phone in your vote using our automated system.

Or

3.	By Mail. Mark your vote on the enclosed ballot, sign it, and return the ballot in the enclosed postage paid envelope.

Remember, voting is quick and easy using any of the methods described above. Please see the enclosed materials for further instructions.

Hi, my name is ____________________ and this is a courtesy call from Broadridge. I am a proxy representative on behalf of Marsico Funds. Is ____________________ available?

When correct shareholder comes on the line:
Hi Mr./Ms.____________________, my name is ____________________ and I am calling from Broadridge because you are a shareholder of Marsico Funds and for your protection this call is being recorded. Recently you were mailed proxy materials for the special meeting of Shareholders scheduled for October 12, 2007. Have you received this material?

If the shareholder answers:
Hi Mr./Ms.____________________, I am calling from Broadridge because you are a shareholder of Marsico Funds and for your protection this call is being recorded. Recently you were mailed proxy material for the special meeting of Shareholders scheduled for October 12, 2007.
Have you received this material?

If Not Received:
Verify address and make any changes.
I can either email or resend the voting material to you. If you would like we can schedule a call back for a later date. Also, you may call us back after receiving the materials with any questions or to cast your vote over the phone. The phone number is 1-877-333-2261.

IF YES (regarding emailing):
Excellent, may I have your email address please? After the shareholder tells you their email address, read it back to them phonetically and verify if it is case sensitive.

Thank you Mr./Ms.____________________. I will have that email out to you within one business day and please be aware that the email is coming from Broadridge Proxy Services. Our phone number will be in that email for you to call back and vote your shares, as well as answer any questions you may have.

IF YES (regarding re-mailing):
The new package will be mailed out to you. Mr./Ms.____________________would you like me to schedule a call back after you have had a chance to review the material? Thank you for your time and have a great day/evening.

IF NO (regarding emailing or re-mailing):
You may automatically receive another mailing because of your unvoted shares. Please be aware that as a shareholder, your vote is important. If you receive another mailing you are welcome to vote by internet, touchtone phone or by mail. The only thing you will need is the control number, which is the shaded number on your proxy card.

If Received:
Have you had a chance to review the material and are there any questions I can answer for you?
If you have no (further) questions, would you like to take this opportunity to place your vote with me over the phone?

If Shares were sold After Record Date:
Since you were a shareholder on the date of record, which was July 26, 2007, you are still entitled to cast your vote. If you would like, I can go over the proxy material with you now and assist you in placing your vote.

IF YES (to placing their vote):
The process will only take a few moments.
1. I will introduce myself again and give the date and time.
2. I will then ask your permission to record your vote.
3. At that point, I will need you to verify your full name and mailing address.

My name is ____________________ from Broadridge on behalf of Marsico Funds.
Today’s date is ____________________and the time is ____________________E.T.

May I take your vote now?
May I please confirm you have received the material and are authorized to vote on this/these account(s)?
For the record, would you please state your full name and full mailing address?

The Board of Trustees has unanimously approved the proposals as set forth in the material you received and recommends a favorable vote for these proposals. Do you wish to support the Board’s recommendation for each of your accounts?

For Favorable Vote:
Mr./Ms. ____________________I have recorded your vote as follows, for all of your Marsico Funds accounts you are voting the Board’s recommendation in favor of the proposals as set forth in the proxy materials you received, is that correct?

For Non-Favorable Vote:
Mr./Ms. ____________________I have recorded your vote as follows, for all of your Marsico Funds accounts you are voting against the proposals as set forth in the proxy materials you received, is that correct?

For Abstentions:
Mr./Ms. ____________________I have recorded your vote as follows, for all of your Marsico Funds accounts you are abstaining on the proposals as set forth in the proxy materials you received, is that correct?

Record all votes as shareholder requests and confirm by reading back their choices.
Within the next 72 hours we will mail you a written confirmation of your vote. If we have not recorded your information correctly or if you wish to change your vote, please call the toll free number on the confirmation to let us know. Also, please be aware that your vote cannot be changed with us by phone after 9:00pm ET, October 11, 2007. Thank you very much for your participation and have a great day/evening.

If Not Interested (in voting):
Please be aware that as a shareholder, your vote is important. You are welcome to vote by internet, touchtone phone or by mail. The only thing you will need is the control number, which is the shaded number on your proxy card. Thank you again for your time today, and have a wonderful day/evening.

IF YES (to scheduling a call back):
Thank you very much Sir/Madame, we will give you a call back at your convenience on____________________at ____________________o’clock your time. Should you have any further questions prior to our call back, please feel free to call us at 1-877-333-2261. Thank you for your time and have a great day/evening.

IF NO (regarding call back):
We would like to assure you, that as a shareholder, your vote is important. You are welcome to vote by internet, touchtone phone or by mail. The only thing you will need is the control number, which is the shaded number on your proxy card. Or if you would like to vote by phone, you may do so by calling us back at 1-877-333-2261. Thank you again for your time today, and have a wonderful day/evening.

ANSWERING MACHINE MESSAGE:

Hello, this message is for ____________________my name is ____________________ and I am a proxy representative for Broadridge on behalf of Marsico Funds, with which you are a shareholder. You should have received material in the mail recently concerning the Special meeting of Shareholders scheduled for October 12, 2007.

Your vote is very important. You can provide your vote quickly and easily by touchtone phone, Internet or by mail. You may call also call us toll free at 1-877-333-2261, to cast your vote directly over the phone or to answer any questions you may have.

Your prompt response will help avoid the cost of additional calls and ensure that enough shareholder participation will be present at the meeting. The Board of Trustees of the Fund unanimously recommends that you vote in favor of the proposals. Thank you and have a great day/evening.

INBOUND - CLOSED RECORDING

Thank you for calling the Broadridge Proxy Service Center for the Marsico Funds meeting line. Our offices are now closed. Please call us back during our normal business hours – which are, Monday through Friday, 9:30AM – 9:00PM and Saturday 10:00AM – 6:00PM ET. Thank you and have a nice day.

INBOUND - CALL IN QUEUE MESSAGE

Thank you for calling the Broadridge Proxy Service Center for the Marsico Funds meeting line. All of our representatives are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.

END OF CAMPAIGN MESSAGE

"Thank you for calling the Marsico Funds Proxy Client Service Center. The Shareholder meeting scheduled for October 12, 2007 was held successfully and all proposals passed. As a result, this toll free number is no longer in service for proxy related shareholder calls. If you have questions about your Marsico Funds, please contact your Financial Advisor or call Marsico Investment Fund at 888-860-8686. Thank you for investing with Marsico Funds."

INBOUND LIVE ANSWER

Thank you for calling the Broadridge Proxy Service Center for the Marsico Funds meeting line. My name is (First & Last) and we are on a recorded line.
How may I help you?